EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Hamza Suria, Chief Executive Officer of AnaptysBio, Inc. (the "Company"), do hereby certify that to my knowledge:
•the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2020 (the “Report”), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.
Date: November 4, 2020

/s/ Hamza Suria
Hamza Suria
Chief Executive Officer
(Principal Executive Officer)